SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   --------

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  August 15, 1997


                       MID-AMERICAN WASTE SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Charter)


           Delaware                  1-10727              31-1161917
   (State or Other Jurisdiction    (Commission         (I.R.S. Employer
       of Incorporation)           File Number)       Identification No.)


    1006 Walnut Street, Canal Winchester, Ohio               43110
    (Address of Principal Executive Offices)               (Zip Code)


    Registrant's telephone number, including area code      (614) 833-9155


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)



          Item 5.   Other Events.

                    Attached hereto is a summary of the monthly operating report (the "Monthly Operating Report") filed by Mid-American Waste Systems, Inc. (the "Company") with the United States Bankruptcy Court for the District of Delaware and the United States trustee for the month ending May 31, 1997 and the month ending June 30, 1997 pursuant to section 704(8) of the United States Bankruptcy Code.

          Item 7.   Financial Statements, Pro Forma Financial
                    Information, and Exhibits.

               (c)  Exhibits

                    99.1      Summary of Monthly Operating Report
                              for the month ending May 31, 1997.

                    99.2      Summary of Monthly Operating Report
                              for the month ending June 30, 1997.



                                  Signatures

                Pursuant to the requirements of the Securities
          Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Date:  August 15, 1997

                                 MID-AMERICAN WASTE SYSTEMS, INC.

                                 By: /s/ Donald H. Barry
                                    _____________________________
                                    Donald H. Barry
                                    Chief Financial Officer



          EXHIBIT INDEX

               Exhibits

               99.1      Summary of Monthly Operating Report for
                         the month ending May 31, 1997.

               99.2      Summary of Monthly Operating Report for
                         the month ending June 30, 1997.